WAIVER AND MODIFICATION AGREEMENT

         For good and valuable consideration, receipt of which is hereby acknowledged, Longview Fund L.P. ("Longview") and Barbara R. Mittman ("Mittman") hereby waive the repricing provision contained in Section 3.4 of the 1,200,000 Warrants issued to Longview and 20,000 Warrants issued to Mittman by The Kingsley Coach, Inc. ("Kingsley") on July 21, 2004 solely in connection with 610,000 of the Warrants. The remaining 600,000 Warrants and 10,000 Warrants issued to Longview and Mittman, respectively, on July 21, 2004 shall be repriced to a Purchase Price of $0.15. This waiver of Section 3.4 of the Warrant relates only to an aggregate investment of $500,000 in Notes and Warrants of Kingsley by Longview and Longview Equity Fund L.P.

         In lieu of Kingsley reissuing the Warrants reflecting the modifications described herein, a copy of this Modification Agreement attached to the Warrants shall be deemed sufficient to evidence the modification of the Warrants.

	This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

         IN WITNESS WHEREOF, the parties hereto have caused this Modification Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

LONGVIEW FUND, L.P.				BARBARA R. MITTMAN
---------------------------                     --------------------
By: /s/ Peter Benz, Manager			/s/ Barbara Mittman


                                                THE KINGSLEY COACH, INC.
                                                ------------------------
                                                By: /s/ Ralph Dickenson,
                                                President